Exhibit 99.1

Exhibit 99.1 Clean • Safe • Secure • Affordable © 2023 X-Energy Reactor Company, LLC, all rights reserved

Disclaimer This presentation (the “presentation”) is being delivered to you by X-Energy Reactor Company, LLC (“X-energy”) and Ares Acquisition Corporation (“AAC”) to assist interested parties in making their own evaluation with respect to a potential business combination of X-energy and AAC and related transactions (the “proposed business combination”). This presentation is provided for informational purposes. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of X-energy and AAC, is prohibited. 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Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. X-energy’s, AAC’s and the post-business combination company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, X-energy’s and AAC’s expectations with respect to future performance. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions; (3) inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) the failure to obtain additional funding from the U.S. government or our ARDP partner for the ARDP; (5) unexpected increased project costs, increasing as a result of macroeconomic factors, such as inflation and rising interest rates; (6) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any proposed business combination; (7) the risk that any proposed business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, rising costs, the ability of the post-business combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (9) costs related to the any proposed business combination or related transactions; (10) changes in the applicable laws or regulations; (11) the possibility that X-energy or the post-business combination company may be adversely affected by other economic, business, and/or competitive factors; (12) the ongoing impact of the global COVID-19 pandemic; (13) economic uncertainty caused by the impacts of the conflict in Russia and Ukraine and rising levels of inflation and interest rates; (14) the ability of X-energy to obtain regulatory approvals necessary for it to deploy its small modular reactors in the United States and abroad in a timely way, or at all; (15) whether government funding and/or demand for high assay low enriched uranium for government or commercial uses will materialize or continue; (16) the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium; (17) X-energy’s ability to maintain continued funding and obtain increased funding, as needed, under the Advanced Reactor Development Program (“ARDP”); (18) X-energy’s business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto; (19) X-energy’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter; and (20) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by X-energy, AAC or the post-business combination company with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the proposed business combination, when they become available, and the other documents filed (or to be filed) by AAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict in Russia and Ukraine, rising levels of inflation and interest rates and the ongoing COVID-19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and X-energy and AAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither X-energy nor AAC gives any assurance that either X-energy or AAC, respectively, will achieve its expectations. Use of Unit Economics This presentation contains unit economics information with respect to X-energy. Neither X-energy’s nor AAC’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the unit economics information for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The unit economics information should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the unit economics information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties including with respect to costs and project timelines, that could cause actual results to differ materially from those contained in the unit economics information. Accordingly, there can be no assurance that the unit economics information are indicative of future performance of X-energy and actual results may differ materially from those presented in the unit economics information including, especially, if the estimates and assumptions underlying the unit economics information change significantly. Inclusion of the unit economics information in this presentation should not be regarded as a representation by any person that the results contained in the unit economics information will be achieved. All unit economics information included in this presentation are approximations. Financial Information; Non-GAAP Financial Measures The financial metrics disclosed in this presentation have been prepared on a cash basis. Financial information related to X-energy’s performance and results of operations are based on the information available to X-energy at this time, and are subject to change. These results should not be viewed as a substitute for X-energy’s condensed consolidated financial statements prepared in accordance with GAAP that have been audited and reviewed by X-energy’s independent auditors. Accordingly, you should not place undue reliance on these results and key operating metrics. Valuations are as of the dates provided herein and do not take into account subsequent events, including the ongoing impact of COVID-19, the conflicts in Russia and Ukraine, and rising inflation and interest rates, which can be expected to have an adverse effect on certain entities identified or contemplated herein. Additional Information and Where to Find It This presentation is being made in respect of the proposed business combination. AAC has filed a registration statement on Form S-4 with the SEC (as amended from time to time) (File No. 333-269400), which includes a proxy statement and a prospectus of AAC, and each party will file other documents with the SEC regarding the proposed business combination. A definitive proxy statement/prospectus will also be sent to AAC’s shareholders, seeking any required shareholder approval, once ready. Before making any voting or investment decision, investors and security holders of AAC and potential investors in the post-business combination company’s are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination. The documents filed by AAC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC at www.aresacquisitioncorporation.com. Alternatively, these documents, when available, can be obtained free of charge from AAC upon written request to Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167, Attn: Secretary, or by calling 212 750 7300. Participants in Solicitation AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC’s shareholders, in favor of the approval of the proposed business combination. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed business combination may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding section. Industry and Market Data In this presentation, X-energy and AAC rely on and refer to certain information and statistics regarding the markets and industries in which X-energy competes. Such information and statistics are based on X-energy’s management’s estimates and/or obtained from third party sources, including reports by market research firms and company filings. While X-energy and AAC believe such third party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. X-energy and AAC have not independently verified the accuracy or completeness of the information provided by the third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and X-energy’s and AAC’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but X-energy, AAC and their affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Today’s Agenda 01 Introductions & History 10:00AM – 10:15AM J. Clay Sell, Chief Executive Officer 02 Ares Investment Thesis 10:15AM – 10:25AM Allyson Satin, AAC Chief Operating Officer 03 Market Opportunity 10:25AM – 10:35AM J. Clay Sell, Chief Executive Officer 04 Xe-100 Reactor Overview 10:35AM – 10:50AM Dr. Martin van Staden, Vice President, Reactor Development 05 TRISO-X Fuel Overview 10:50AM – 11:00AM Dr. Pete Pappano, President, TRISO-X Q&A (Sessions 1-5) 11:00AM – 11:15AM (5 minute break) 06 Commercial Delivery 11:20AM – 11:30AM J. Clay Sell, Chief Executive Officer Thomas Nixon, Senior Vice President, Commercial Operations 07 Use Cases & Customer Pipeline 11:30AM – 11:40AM Dr. Benjamin Reinke, Vice President, Global Business Development Q&A (Sessions 6-7) 11:40AM – 11:55AM (5 minute break) 08 Financials & Unit Economics 12:00PM – 12:45PM Mark Mize, Senior Vice President, Chief Financial Officer Sam Levenback, Vice President, Corporate Development Q&A (Financials & Unit Economics) 12:45PM – 1:00PM

Introductions & History 01 – J. Clay Sell, Chief Executive Officer

Two Challenges in Nuclear is the only energy source for Opposition reliability and decarbonization “Always-on” baseload Global Energy Need to drastically energy Demand Up Reduce Carbon    50% by 2050(1) Emissions Generates zero carbon emissions Fossil fuels currently Can be flexibly located near supply ~80% of load centers global energy(2) “Nuclear power plays a significant role in a secure                global pathway to net zero” (3) 1) Source: EIA – International Energy Outlook (October 2021) 3) Source: IEA – Nuclear Power and Secure Energy Transitions Report (June 2022) © 2023 X-Energy Reactor Company, LLC, all rights reserved 5 2) Source: IEA – New IEA World Energy Outlook (October 2022)

Energy for the Future “ I founded X-energy because the world needs energy solutions that are clean, safe, secure, and affordable. With so much at stake, we cannot continue down the same path.” – Kam Ghaffarian, Founder Steam Turbines Nuclear Islands Expected EPZ Digital rendering of a Xe-100 4-pack (320MWe) © 2023 X-Energy Reactor Company, LLC, all rights reserved 6

Energy for the Future “ I founded X-energy because the world needs energy solutions that are clean, safe, secure, and affordable. With so much at stake, we cannot continue down the same path.” – Kam Ghaffarian, Founder Steam Turbines Nuclear Islands Expected EPZ Digital rendering of a Xe-100 4-pack (320MWe) © 2023 X-Energy Reactor Company, LLC, all rights reserved 6 X-energy at a Glance Founded in Rockville, MD X-energy’s Advanced Nuclear Technology 2009 Headquarters Our High Performing Reactor: Xe-100 14 years of investment Rooted in the nuclear Gen-IV High-Temperature Gas-cooled Reactors (HTGR) have community with proximity to advantages in sustainability, economics, reliability, safety, and and development the DOE and Nuclear versatility in application Regulatory Commission Each reactor will be engineered to operate as a single 80 MWe (“NRC”) unit and is optimized as a four-unit plant delivering 320 MWe 50+ Years of ~400 R&D Employees Our Clean and Safe Fuel: TRISO-X Built upon years of R&D Leading Gen IV nuclear Our reactors will use tri-structural isotropic (TRISO) particle development and fuel, developed and improved over 60 years in high temperature gas reactors licensing team(1) TRISO is designed not to melt and can withstand extreme temperatures that are well beyond the threshold of current nuclear fuels $1.2bn Federal ~$610mm We manufacture our own proprietary version (TRISO-X) to Funding Investment ensure supply and quality control Selected for DOE’s Capital invested to date Other Strategic R&D Initiatives Advanced Reactor with ~$150 million of We’re developing advanced concepts for nuclear power and Demonstration Program(2) committed capital(3) propulsion for potential military, critical infrastructure and space applications 1) As of March 2023 2) Awarded in December 2020 3) As of February 2023, includes $210mm of government funding, $103mm invested capital of Series C-2 financing, including a $30mm investment from Ares Management, and $45mm PIPE commitment from Ares Management © 2023 X-Energy Reactor Company, LLC, all rights reserved 7

Energy for the Future “ I founded X-energy because the world needs energy solutions that are clean, safe, secure, and affordable. With so much at stake, we cannot continue down the same path.” – Kam Ghaffarian, Founder Steam Turbines Nuclear Islands Expected EPZ Digital rendering of a Xe-100 4-pack (320MWe) © 2023 X-Energy Reactor Company, LLC, all rights reserved 6 X-energy at a Glance Founded in Rockville, MD X-energy’s Advanced Nuclear Technology 2009 Headquarters Our High Performing Reactor: Xe-100 14 years of investment Rooted in the nuclear Gen-IV High-Temperature Gas-cooled Reactors (HTGR) have community with proximity to advantages in sustainability, economics, reliability, safety, and and development the DOE and Nuclear versatility in application Regulatory Commission Each reactor will be engineered to operate as a single 80 MWe (“NRC”) unit and is optimized as a four-unit plant delivering 320 MWe 50+ Years of ~400 R&D Employees Our Clean and Safe Fuel: TRISO-X Built upon years of R&D Leading Gen IV nuclear Our reactors will use tri-structural isotropic (TRISO) particle development and fuel, developed and improved over 60 years in high temperature gas reactors licensing team(1) TRISO is designed not to melt and can withstand extreme temperatures that are well beyond the threshold of current nuclear fuels $1.2bn Federal ~$610mm We manufacture our own proprietary version (TRISO-X) to Funding Investment ensure supply and quality control Selected for DOE’s Capital invested to date Other Strategic R&D Initiatives Advanced Reactor with ~$150 million of We’re developing advanced concepts for nuclear power and Demonstration Program(2) committed capital(3) propulsion for potential military, critical infrastructure and space applications 1) As of March 2023 2) Awarded in December 2020 3) As of February 2023, includes $210mm of government funding, $103mm invested capital of Series C-2 financing, including a $30mm investment from Ares Management, and $45mm PIPE commitment from Ares Management © 2023 X-Energy Reactor Company, LLC, all rights reserved 7 Our Traction, Accomplishments & Risk Reduction to Date 2009—2014 2015—2018 2019—2021 2022—2023 Initial Concept Technical Development Focus Preparation for Commercialization Customer Wins & Commercialization Acceleration Founded X-energy hired fuel team and Clay Sell appointed CEO Signed framework by Kam began development of TRISO-X agreement to deploy Xe-100 Ghaffarian for industrial applications Reactor engineering • Established Initiated commercialization track and Signed agreement to team in place, led by pebble fuel regulatory engagement with Canadian develop a four-unit Xe-100 at Dr. Eben Mulder & Dr. manufacturing Nuclear Safety Commission one of Dow’s Texas sites Martin Van Staden capability utilizing ARDP funding Completed market • Began regulatory engagement Selected for DOE’s Advanced Groundbreaking of TRISO-X study and design with the NRC. Produced first Reactor Demonstration Program advanced nuclear fuel facility choices, and finalized pebble in pilot fuel facility (“ARDP”) (one of two demonstration design parameters awards out of many applicants) for Xe-100 Inflation Reduction Act passed, providing significant tax incentives for the deployment of advance nuclear reactors Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting © 2023 X-Energy Reactor Company, LLC, all rights reserved 8

Energy for the Future “ I founded X-energy because the world needs energy solutions that are clean, safe, secure, and affordable. With so much at stake, we cannot continue down the same path.” – Kam Ghaffarian, Founder Steam Turbines Nuclear Islands Expected EPZ Digital rendering of a Xe-100 4-pack (320MWe) © 2023 X-Energy Reactor Company, LLC, all rights reserved 6 X-energy at a Glance Founded in Rockville, MD X-energy’s Advanced Nuclear Technology 2009 Headquarters Our High Performing Reactor: Xe-100 14 years of investment Rooted in the nuclear Gen-IV High-Temperature Gas-cooled Reactors (HTGR) have community with proximity to advantages in sustainability, economics, reliability, safety, and and development the DOE and Nuclear versatility in application Regulatory Commission Each reactor will be engineered to operate as a single 80 MWe (“NRC”) unit and is optimized as a four-unit plant delivering 320 MWe 50+ Years of ~400 R&D Employees Our Clean and Safe Fuel: TRISO-X Built upon years of R&D Leading Gen IV nuclear Our reactors will use tri-structural isotropic (TRISO) particle development and fuel, developed and improved over 60 years in high temperature gas reactors licensing team(1) TRISO is designed not to melt and can withstand extreme temperatures that are well beyond the threshold of current nuclear fuels $1.2bn Federal ~$610mm We manufacture our own proprietary version (TRISO-X) to Funding Investment ensure supply and quality control Selected for DOE’s Capital invested to date Other Strategic R&D Initiatives Advanced Reactor with ~$150 million of We’re developing advanced concepts for nuclear power and Demonstration Program(2) committed capital(3) propulsion for potential military, critical infrastructure and space applications 1) As of March 2023 2) Awarded in December 2020 3) As of February 2023, includes $210mm of government funding, $103mm invested capital of Series C-2 financing, including a $30mm investment from Ares Management, and $45mm PIPE commitment from Ares Management © 2023 X-Energy Reactor Company, LLC, all rights reserved 7 Our Traction, Accomplishments & Risk Reduction to Date 2009—2014 2015—2018 2019—2021 2022—2023 Initial Concept Technical Development Focus Preparation for Commercialization Customer Wins & Commercialization Acceleration Founded X-energy hired fuel team and Clay Sell appointed CEO Signed framework by Kam began development of TRISO-X agreement to deploy Xe-100 Ghaffarian for industrial applications Reactor engineering • Established Initiated commercialization track and Signed agreement to team in place, led by pebble fuel regulatory engagement with Canadian develop a four-unit Xe-100 at Dr. Eben Mulder & Dr. manufacturing Nuclear Safety Commission one of Dow’s Texas sites Martin Van Staden capability utilizing ARDP funding Completed market • Began regulatory engagement Selected for DOE’s Advanced Groundbreaking of TRISO-X study and design with the NRC. Produced first Reactor Demonstration Program advanced nuclear fuel facility choices, and finalized pebble in pilot fuel facility (“ARDP”) (one of two demonstration design parameters awards out of many applicants) for Xe-100 Inflation Reduction Act passed, providing significant tax incentives for the deployment of advance nuclear reactors Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting © 2023 X-Energy Reactor Company, LLC, all rights reserved 8 Competitive Position Reinforced by $1.2 Billion ARDP Grant X-energy’s selection for the DOE’s Advanced Reactor Demonstration Program represents a critical advantage over                other competitors Construction of the Commercialization of ARDP to Support: 1 Design of the Xe-100 2 3 first fuel facility the first reactor What ARDP Selection Means to X-energy In December 2020, X-energy was selected to receive $1.2bn in funding to deliver a first-of-a-kind commercial advanced nuclear plant and TRISO-X fuel fabrication facility ✓Recognition from the DOE as an advanced reactor technology of choice (one of two demonstration awards out of many applicants) ✓Provides funding to support design, licensing, commercialization and construction of the first-of-a-kind reactor(1) ✓Facilitates first customer deployment ✓Strengthens DOE’s support of the advancement of TRISO fuel In May 2020, the DOE announced the ARDP to accelerate the development of advanced nuclear reactors through cost-share partnerships, believing that advanced nuclear energy systems hold enormous potential to lower emissions, create new jobs and build a stronger economy Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting 1) In November 2021, President Biden signed into law the Infrastructure Investment and Jobs Act, which included $2.5bn of appropriated funding for ARDP through 2025 © 2023 X-Energy Reactor Company, LLC, all rights reserved 9

X-energy and Dow Partner to Decarbonize Industrial Processes On March 1, 2023, Dow and X-energy announced their entry into an agreement to build the Xe-100 under the ARDP Dow and X-energy have signed a joint development agreement (“JDA”) and on May 11 announced that they intend to deliver the first advanced nuclear reactor at Dow’s UCC Seadrift Operations manufacturing site (“Seadrift”) in Texas by the end of the decade. The project is expected to decarbonize the manufacturing of specialty chemical products by providing process heat and power Dow is one of the world’s largest diversified • Seadrift is Dow’s 2nd largest facility in Texas and the site’s power and steam needs chemical manufacturing companies match the anticipated capabilities of the Xe-100 – a key reason why the Xe-100 was selected The project will benefit from ARDP grant proceeds provided by the U.S. Department of Energy, as well as the incentives included in the Inflation Reduction Act The JDA is driven by Dow’s corporate commitment to reduce its net annual carbon emissions by 5 million metric tons versus its 2020 baseline (15% reduction) • Proposed Seadrift site emission reductions of 440,000 MT CO2e / year would set a strong precedent for other industrial decarbonization use cases The JDA supports up to $50mm in engineering work, including the preparation and submission of a Construction Permit application to the NRC • Dow and X-energy expect construction to begin in 2026 and to be completed by the Digital rendering of Dow’s planned advanced nuclear facility in Seadrift, Texas end of the decade “The collaboration with X-energy and the DOE will serve as a leading example of how the industrial sector can safely, effectively and affordably decarbonize.” – Jim Fitterling, Dow Chairman and CEO Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting © 2023 X-Energy Reactor Company, LLC, all rights reserved 10

Leadership Team: Deep Nuclear Roots, Technical & Business Pedigrees Average 25+ Years of Nuclear / Energy Experience with Specialty in Design, Operations, Government Relations and Public Markets Key Leadership Team    Dr. Kam Ghaffarian Steve Miller J. Clay Sell Harlan Bowers Senior Vice President & Executive Chairman & Chief Executive Officer President General Counsel Founder 35+ years as a successful entrepreneur 25+ years of energy experience in 20+ years of energy experience; former 25+ years managing successful delivery Senior VP and General Counsel of across energy, space, contracting, and private and public sectors; former of spacecraft programs Constellation Energy Group’s Power technology Deputy Secretary of the U.S. DOE Generation business Mark Mize Dr. Eben Mulder Dr. Martin van Staden Dr. Pete Pappano Senior Vice President, Senior Vice President & Senior Vice President, Chief President, TRISO-X Xe-100 Engineering Chief Financial Officer Scientist 25+ years of energy experience; former 30+ years of experience in pebble-bed 18+ years of experience in graphite and 25+ years of experience in power CFO and Treasurer at multiple public design and architecture; former Chief fuel fabrication, including the U.S. DOE generation, including South Africa’s and private companies, including Scientific Officer of South Africa’s Pebble and Oak Ridge National Laboratory PBMR program Petrohawk Energy Bed Modular Reactor (PBMR) Program David Bannister Thomas Nixon Carol Lane Alan Ho Vice President, Major Senior Vice President, Vice President, Government Vice President, Chief Commercial Projects Commercial Operations Affairs Procurement Officer Execution 30+ years of project management 35+ years of technical, executive 40+ years in major company executive 25+ years in policy, legislative, and experience; led data center expansion at management, and nuclear power industry positions; built the Procurement Supply business development activities with the Google and was responsible for large experience, including Emirates’ Barakah Chain organization for Nawah, the executive branch and Congress nuclear construction projects at Bechtel Nuclear Project nuclear operating company for ENEC ~400 Employees Including 45 PhDs and 104 Masters in Engineering / Science(1) 1) As of March 2023 © 2023 X-Energy Reactor Company, LLC, all rights reserved 11

Key Investment Highlights Powerful Significant total addressable market (“TAM”) for advanced nuclear – a carbon-free, always-on generation Tailwinds in source capable of addressing the global need for clean energy Clean Energy Safe, Simplified and designed to be meltdown proof, the Xe-100 drives enhanced safety, lower cost, faster Advanced construction timelines and modular scalability with broader use cases vs. other SMR / conventional nuclear Nuclear competitors, including in carbon-intensive power and industrial applications Design Government Nuclear energy is garnering significant bipartisan support from U.S. government initiatives, including the Support Company’s current $1.2bn ARDP funding and substantial tax incentives in the Inflation Reduction Act (“IRA”) Growing External validation from blue-chip customers supporting a pipeline of 30+ opportunities, including potential Customer projects for Dow and OPG, both of whom have provided funding to X-energy Pipeline Attractive Capex-light, services-driven business model, including technology licensing, fuel sales and long-term Business recurring offerings, is designed to drive attractive free cash flow generation Model Innovative Forward-thinking team with an average 25+ years of experience in the nuclear / energy sectors. Management Management has deep capabilities in design, operations, government relations and public markets and is supported by 45 Team PhDs and 104 Masters in Engineering / Science(1) 1) As of March 2023 © 2023 X-Energy Reactor Company, LLC, all rights reserved 12

Ares Investment Thesis 02 – Allyson Satin, AAC Chief Operating Officer

Ares is a Compelling SPAC Partner for X-energy Leading Partnership with Ares Acquisition Corporation Ares’ Sponsorship and Deep Infrastructure Investing Experience(1) >10 IPOs ~3,000 Portfolio ~1,960 Companies Institutional Ares has successfully brought Deep executive network and Relationships over 10 IPOs to market collaboration across portfolio • Ares Acquisition Corporation (“AAC”) is a special purpose acquisition companies Significant relationships to assist value creation plan company with $485mm of cash-in-trust • Ares Management Corporation (NYSE: ARES) (“Ares”) is a leading global alternative asset manager with ~$360bn of AUM, ~2,615 ~$14bn >$11bn >$3bn employees and ~905 investment professionals o Given Ares’ robust sourcing and underwriting capabilities, AAC has Related capital costs for Committed across 265+ Invested or committed across been highly selective in pursuing a business combination greenfield generation and infrastructure opportunities 50+ climate infrastructure transmission projects opportunities since 2015 • Ares aims to be a leader in climate initiatives by incorporating sustainability further into select investments and business practices o Established track record in climate infrastructure with over $3bn invested or committed since 2015 in companies that, among other things, are working to accelerate the transition to a lower carbon economy(1) Notable Accolades(2) • Ares offers meaningful value creation capabilities for its investments Private Equity Sponsor Renewables Investor of through an experienced public IR team, demonstrated track record of of the Year 2020 the Year (North America) accessing the public markets and dedicated environmental, social and governance (“ESG”) team Note: As of March 2023. AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a registered investment adviser and a wholly owned portfolio company of Ares Capital Corporation, a subsidiary of Ares 1) Investment experience shown includes invested capital from relevant investments made by Ares Infrastructure Opportunities (AIO) and Ares Direct Lending, including Ares Capital Corporation, that are consistent with AIO’s investment mandate 2) The performance, awards/ratings noted herein relate only to selected funds/strategies and may not be representative of any given client’s experience and should not be viewed as indicative of Ares’ past performance or its funds’ future performance; All investments involve risk, including loss of principal; Please see endnotes for additional information © 2023 X-Energy Reactor Company, LLC, all rights reserved 14

X-energy & Ares – A Differentiated Partnership Compelling Tailwinds in Clean Energy Advanced nuclear is a key component of the clean energy transition and energy security investment themes given its ability to decarbonize power and industrial end markets and provide reliable and continuous operations Significant Market Opportunity with Early Mover Advantages Need for clean, reliable secure energy drives significant addressable market opportunity. Strong customer pipeline of 30+ potential active engagements with multiple revenue streams Advanced Nuclear Technology Leader X-energy’s design drives enhanced safety, lower cost, faster construction timelines, and modular scalability vs. conventional nuclear; broader use cases vs. other SMR competitors, including as a replacement for carbon-intensive power and industrial applications Strong Government Support $1.2 billion of current funding from the Department of Energy’s (“DOE”) Advanced Reactor Demonstration Program (“ARDP”) – one of two demonstration awards out of many applicants Existing Shareholder and Strategic Support 100% rollover from existing investors and funding from key strategic partners, including The Dow Chemical Company (“Dow”) and Ontario Power Generation Inc. (“OPG”) Ares Sponsorship $75 million of total Ares commitments and $485 million of cash-in-trust © 2023 X-Energy Reactor Company, LLC, all rights reserved 15

Market Opportunity 03 – J. Clay Sell, Chief Executive Officer

Global Macro Themes Drive Support for Nuclear Net-zero targets require substantial build-out of clean, firm(1) generation resources that can reach many sectors of the economy Nuclear Can Support Decarbonization Beyond Electric Power(2) Estimated Capacity Additions Required to Achieve Net-Zero in the US (GW)(3) The DOE projects that the US will need to add ~550-770 GW of clean, firm capacity to achieve net-zero emission targets by 2050 Commercial & Agriculture Residential 10% 3,878 13% 2,669 2,596 Total U.S. Greenhouse Gas Electric Power Transportation 1,175 Emissions by 25% 29% Economic Sector (2021)(2) 1,278 205 515 537    866 +~770 979 +~550 745 GW GW 206 Industry 2021 Higher Renewable Case Lower Renewable Case 23% 2050 2050 Clean, Firm(1) Non-Clean, Firm Variable 1) Firm power refers to generation sources that can provide stable energy supply during all seasons and during periods of weeks up to months, including nuclear, natural gas with carbon capture and renewables with long-duration storage 2) EPA – Sources of Greenhouse Gas Emissions (April 2023) 3) U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023). Per the DOE, the Pathways to Commercial Liftoff reports were developed through extensive stakeholder engagement and a combination of system-level modeling and project-level financial modeling. The DOE’s ‘Lower Renewables Case’ assumes renewables buildout bounded by limitations from transmission, land use, regional characteristics, etc. implying increased need for clean, firm generation to achieve the same Net Zero goals by 2050; the DOE’s ‘Higher Renewables Case’ assumes higher renewables buildout (i.e., more variable renewables capacity) and therefore a lower buildout of clean, firm generation is needed © 2023 X-Energy Reactor Company, LLC, all rights reserved 17

Clean Energy Transition Drives Market Opportunity X-energy is well positioned to address the potential ~200 GW market for SMRs in the United States DOE Modeling Scenarios of Advanced Nuclear Capacity by 2050 (GW)(1) Est. FOAK to NOAK LCOE Ranges of Clean, Firm Resources ($/MWh) FOAK High Infrastructure / Renewables Limitations Low with Tax $119 Credits $109 108 GW $99 233 GW 455 GW $69 NOAK $66 DOE system modeling results indicate demand for ~200 GW(1) of new with Tax $63 Credits nuclear capacity, comparing favorably with other clean, firm options Advanced Nuclear (2) Renewables with Storage Natural Gas with Carbon including renewables paired with long duration energy storage and fossil for 24/7 Load Matching (3) Capture and Storage (4) fuel generation with carbon capture Decarbonizing the last ~20% of the grid would be very difficult and 200 GW of new nuclear additions would expensive without firm power. As renewables penetration rises and the represent 625 X-energy 4-pack reactors value of grid stability provided by firm power increases, the DOE expects advanced nuclear to be an attractive option 1) U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023). Per the DOE, the Pathways to Commercial Liftoff report was developed through extensive stakeholder engagement and a combination of system-level modeling and project-level financial modeling. The DOE’s modeling scenarios (Low, Infrastructure / Renewables Limitations, High) reflect the range of potential outcomes for advanced nuclear capacity by 2050 per their models as presented in the report. Throughout the report, the DOE uses 200 GW of new advanced nuclear power capacity as a benchmark for substantiating what it would take to deploy at scale, a mid-point from modeling exercises that appears ambitious yet achievable. 2) Advanced nuclear estimated levelized cost of electricity (“LCOE”) from $3,600/kW (NOAK) and $9,000/kW (FOAK) overnight capital cost and includes 30% Investment Tax Credit (“ITC”) 3) Renewables with storage for 24/7 load matching from Long Duration Energy Storage Council’s “A path towards full grid decarbonization with 24/7 clean Power Purchase Agreements,” and the LCOE is calculated as (annualized cost of renewable generation + storage capacity) / clean energy delivered to the off-taker excluding additional costs or revenues that would impact final power purchase agreements’ price and includes the ITC for the full investment cost of the facility 4) Natural gas with carbon capture and storage numbers from the McKinsey Power Model and includes the 45Q tax credit © 2023 X-Energy Reactor Company, LLC, all rights reserved 18

Support for Nuclear Continues to Gain Momentum Majority of states either already have nuclear facilities or are supportive of adopting SMR development Montana – Passed Washington – Enacted legislation to ease state Indiana – Passed state Clean Energy Nebraska – State bill West Virginia – Governor Justice authorization to build new law directing state PUC Transformation Act passed to provide tax signs bill eliminating the state’s nuclear reactors to adopt rules for building requiring phase-out of incentives for SMRs ban on development of nuclear Inflation Reduction Act (2022) SMRs and offering fossil fuels (2021) energy sources (2022) financial incentives Investment / Production Tax Credits (2019) (2022) $700mm HALEU Support Wyoming – Governor Gordon signed legislation to allow retired coal and gas facilities to be replaced with SMRs (2020) and to provide tax incentives for SMR projects (2022) Advanced Reactor Virginia – Governor Demonstration Program Youngkin proposes SMR in State Energy Plan and Additional $2.5 billion from the Bipartisan to make Virginia a nuclear hub (2022) Infrastructure Law Policies in place or under consideration to support States with utilities that already operate advanced nuclear nuclear facilities Source: PA Consulting (March 2023) © 2023 X-Energy Reactor Company, LLC, all rights reserved 19

Policymakers Recognize the Importance of Nuclear to Address the Global Need for Clean Power United States International I have long supported the It can’t be done with wind and Nuclear is the only form of reliable, low carbon electricity generation which commercialization of advanced solar alone. We have to be a has been proven at scale and returns more than a hundred times as much nuclear technologies as a zero- country that steps up and says it power as a solar site of the same size. We can only secure a big enough emission source of baseload has to be…new advanced baseload of reliable power for our island by drawing on nuclear. energy. nuclear energy. British Energy Security Strategy (2022) Senator Joe Senator Cory Manchin Booker (D-NJ) £700 UK Base Electricity Futures(1) (GBP per megawatt hour) (D-WV) (2021) (2019) £600 £532 £500 Nuclear energy is a very clean, Nuclear has to be part of the £400 very reliable way to generate array of clean energy £300 energy safely—as we do every technologies, zero-carbon £200 single day in this country in emitting baseload power. multiple sites. £100 £131 Jennifer £0 Senator Marco Granholm, U.S. Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Rubio DOE Secretary                (R-FL) (2022) (2022) Nuclear Energy – as a non-emitting source of energy – is critical to the achievement of Canada’s and the world’s climate goals. Billions allocated to nuclear in every recent significant energy-related legislation (e.g., Inflation Reduction Act, Infrastructure Act) with strong bipartisan support under both Republican and Democratic Jonathan Wilkinson, Natural Resources Presidential Administrations Minister (CNA) (2022) 1) FactSet as of December 2, 2022 © 2023 X-Energy Reactor Company, LLC, all rights reserved 20

Inflation Reduction Act Represents a Significant Increase in U.S. Government Support for the Advanced Nuclear Industry New U.S. government support will meaningfully accelerate the deployment of advanced nuclear reactors U.S. Government Funding for Advanced Nuclear ($ in millions) Investment tax credits of up to 50% of initial Inflation Reduction Act’s Investment Tax Credit and capital costs or inflation-adjusted production Production Tax Credit represent a meaningful increase tax credits for advanced nuclear(2) in government support for advanced nuclear. Investment tax credits can equal up to 50% of initial capital cost    $700mm has been slated in appropriations to support the availability of HALEU nuclear fuel for research, development and demonstration    The IRA has increased the DOE’s loan guarantee program to $250bn, which could be applicable to certain advanced nuclear projects ~$3,500 Case Study: Solar Industry Demonstrates                Tax Credit Impact Since the solar Investment Tax Credit was enacted in 2006, the Previously Announced Programs(1) Inflation Reduction Act U.S. solar industry has grown by more than 200x(3) 1) Includes Research Funding (i.e., average annual research funding for advanced nuclear since 2009 according to DOE) of $66mm, Project Pele of $40mm, HALEU Demonstration program of $170mm and ARDP of $3.2bn 2) Inflation Reduction Act includes $700mm to support HALEU and also provides our customers the option of electing either the Investment Tax Credit or the Production Tax Credit (see next page for additional detail) 3) Source: Solar Energy Industries Association – Solar Investment Tax Credit (August 2022) © 2023 X-Energy Reactor Company, LLC, all rights reserved 21

IRA Provides Significant Support for SMR Deployment Up to $880mm in tax credits per 4-pack reactor enhances SMR economics for customers Clean Electricity Production Tax Credit(1) (§ 45Y) Clean Electricity Investment Tax Credit(2) (§ 48E)    Up to ~60 cents per dollar of construction costs, assuming a 20% Up to ~$88 million potential tax credits to customer per 4-pack Per Customer investment tax credit cost step up, of potential tax credits to Benefit reactor per year for 10 years, adjusting each year for inflation customer, claimed in the year when the plant is placed in service Customers will have the option to select the Production Tax Credit or the Investment Tax Credit depending on which is most advantageous 20% 320MWe 8,760,000 3.30 $1.00 Anticipated plant 95% (converting 50% Investment Potential Value ¢/kWh tax of overnight Investment Tax (4-pack of utilization MWe to Tax Credit Creation 80MWe) kWh)(3) credit(4) construction costs Credit Cost Step Up(5) Tax credit of 1.5¢/kWh adjusted annually for inflation (2.75¢/kWh in 2022) of Tax credit of 30% of the initial capital cost in a facility electricity produced and sold for 10 years of electricity production â–ª + 10% boost if reactor is in an “energy community” (e.g. former â–ª + 10% boost if reactor is in an “energy community” (e.g. coal mine or brownfield site) former coal mine or brownfield site) How it Works â–ª + 10% boost if reactor constructed with domestic iron and steel and a â–ª + 10% boost if reactor constructed with domestic iron and minimum of 40% domestic manufactured product (or an exception steel and minimum percentage of domestic manufactured applies) products (or an exception applies) = up to 50% tax credit on upfront capital costs = 3.30¢/kWh total credit Note: See end note for key assumptions © 2023 X-Energy Reactor Company, LLC, all rights reserved 22

Xe-100 Reactor Overview 04 – Dr. Martin van Staden, Vice President, Reactor Development

Xe-100 – A Pioneering Gen IV Nuclear Reactor 80 MWe modular design & manufactured components designed to drive scalability, accelerated timeline and cost control Xe-100 Schematic • Each reactor module is connected to its own steam turbine Nuclear generator or process heat offtake, so modules can be TRISO-X Island constructed / operated independently, and even added as Fuel Modular & âž” demand grows Standardized Steam Generator • Onsite work is reduced, and a significant portion of quality control is shifted to centralized fabrication & integration facilities Reactor Core Steam at • Simpler, standardized design allows for mass production of 565°C Manufacturable, road-shippable components Road-Shippable âž” Components • In contrast, the complex design of traditional nuclear construction has required on-site construction Spent fuel • Xe-100 is designed to avoid the need for additional safety stored in systems canisters • Intrinsically safe design means 1/6th the safety systems of a Conventional Intrinsically Safe âž” traditional reactor and fewer materials (e.g., ~95% less Island concrete than legacy nuclear plants) Power Process • Simple control system with only 4 variables expected to allow for Generation Heat more automated operations & fewer personnel © 2023 X-Energy Reactor Company, LLC, all rights reserved 24

X-energy’s Thermal Output is Well Positioned to Satisfy Most                Industrial Applications Steam Output Temperature 100 °C 200 °C 300 °C 400 °C 500 °C 600 °C 700 °C 800 °C 900 °C 1,000 °C HTSE and Thermo-Chemical Hydrogen Production 800-1,000°C Coal Gasification Hydrogen Steam Reforming 500-900°C Biomass Hydrothermal Gasification Cogeneration of Electricity / Steam 350-800°C “High Temperature Gas-Cooled Reactors Oil Shale & Oil Sand Processing 300-600°C have the most market potential for Petroleum Refining 250-550°C supplying industrial heat applications” – Ethanol Concentration 80- Seawater Desalination 200°C District Heating Gen III+ SMRs Source: Steam output temperatures based on respective SMR technology and selected public company disclosure © 2023 X-Energy Reactor Company, LLC, all rights reserved 25

X-energy & Gen IV SMRs are Key to the Energy Transition X-energy’s solution will outperform other energy sources on key criteria essential to decarbonization Traditional SMRs(1) Renewables Large-Scale Gen III+ / Gen IV Fossil Fuels (Solar & Wind) Nuclear Carbon-Free ïƒ» ✓ ✓ ✓ ✓ Power Reliable Baseload ✓ïƒ» ✓ ✓ ✓ Power Xe-100 is designed to ramp Efficient Load ✓ïƒ»ïƒ» down to and up from 40% power Following in 12 minutes(2) Industrial Heat Use Xe-100 output steam Case ✓ïƒ»ïƒ» expected to achieve temperatures well beyond Gen III+ SMRs Emergency Planning -—- (3) Zone Within Site ïƒ» ✓ ✓ Boundary TRISO-X Fuel to be utilized in Fuel Safetyïƒ» ✓ïƒ» the Xe-100 is designed to be meltdown proof Land Efficiencyïƒ»/✓ïƒ» ✓ ✓ ✓ Source: U.S. Department of Energy, U.S. Nuclear Regulatory Commission, Gen IV International Forum, Nuclear Innovation Alliance, Company websites 1) Advanced Small Modular Reactors (“SMRs”) 2) The Xe-100 is designed to ramp up or ramp down faster than the existing technologies 3) EPZ is expected to match site boundary and is subject to approval by the NRC © 2023 X-Energy Reactor Company, LLC, all rights reserved 26

SMRs are Attractive Compared to Conventional Nuclear SMRs’ lower capital costs, simplified operations and improved safety profile are a significant improvement over conventional nuclear (2) Xe-100 Conventional Nuclear(1) Site-Bounded Emergency Planning Zone (“EPZ”) 320 MWe 4-Pack ~1,150 MWe Power powers ~240k homes powers ~900k homes X-energy expected EPZ • Baseload Power (~26 acres) Applications • Load-Following • Baseload power • Industrial-Grade Steam Typical Large • Fully-Automated Fuel Handling Requires shutdown for Scale Nuclear Refueling • Online Refueling refueling every 18 – 24 months EPZ (10-mile radius) Acreage 26 acres 500 acres Construction Lower Capital Cost Makes SMRs More Accessible to Customers(3) 3-4 Years 8-10+ Years Timeline “SMRs provide more certainty of $4,140mm ~96 for Xe-100 four-pack (320 MWe) achieving a predicted cost with # of Site ~212 for three Xe-100 four-packs 400 reduced risk of overrun.” – DOE Employees (960 MWe) $1,150mm High-assay low-enriched uranium Low-enriched uranium Fuel (~15.5% enriched) (<5% enriched) $288mm Containment is primarily provided by Large steel and concrete containment Containment Advanced SMR Advanced Large Light Water TRISO-X fuel structure DOE NOAK overnight capital Reactor cost illustratively applied to an DOE NOAK overnight capital cost 80-320 MWe SMR. illustratively applied to a 1,150 1) Represents Westinghouse AP1000, the most recently constructed conventional nuclear plant in the U.S. MWe AP1000. 2) Represents illustrative location, not an actual Xe-100 location 3) U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023). Assumes target NOAK capital cost of $3,600/kW, inclusive of 30% ITC © 2023 X-Energy Reactor Company, LLC, all rights reserved 27

X-energy is Advancing Nuclear Energy Modular design and off-the-shelf Carbon-free, always-on generation components designed to drive source capable of addressing the scalability, accelerated timelines global need for clean energy and ability to manage construction cost – revolutionizing the construction Affordable Clean of nuclear reactors Radically simpler design with 1/6th the TRISO-X fuel is designed not to safety systems of a traditional melt. X-energy plants are designed to reactor. Reduction of components Simple Safe be meltdown proof and are built to enables predictability on costs. require no operator actions under Modular components designed to be adverse conditions road-shipped and assembled on site Load-following capability can support Load- X-energy plants are designed to deliver Versatile intermittent solar and wind power Following heat at high temperatures (565°C), generation. The Xe-100 is designed to providing a clean solution for various ramp up or ramp down between 40% use cases, including critical and full power in 12 minutes industrial applications © 2023 X-Energy Reactor Company, LLC, all rights reserved 28

TRISO-X Fuel Overview 05 – Dr. Pete Pappano, President, TRISO-X

TRISO-X Fuel – Proven Safety Approach Proven Safety Track Record A More Stable and Efficient Fuel • TRISO Fuel was first developed in the United States and United Kingdom in the 1960s with uranium dioxide fuel    and full-scale demonstration X-energy produced TRISO-X Particle cut away to show layers s built on the DOE fuel t and test program that 05 through the Next    Nuclear Plant & Advanced r (AGR) Fuel Development cation Program X-energy has developed in-house expertise and has applied innovations to the fuel fabrication process that we believe will result in better quality fuel and a more efficient and cost effective US DOE spent fabrication process oximately $400M on this fuel opment and qualification ram TRISO fuel particles “seal uranium particles in a protective coating, TRISO-X are virtually indestructible, retain the waste inside, and make Fuel Pebble meltdown impossible while releasing no carbon emissions.” – TRISO Fuel (60mm) DOE(1) Particle (â‰ˆ1mm) 1) Source: Power Magazine – The Allure of TRISO Nuclear Fuel Explained (March 2021) © 2023 X-Energy Reactor Company, LLC, all rights reserved 30

TRISO-X Fuel – Intrinsic Safety The Department of Energy describes TRISO fuel as “the most robust nuclear fuel on Earth”(1) It retains waste and fission products within the fuel during all foreseeable adverse conditions, even worst-case accidents, and it is designed not to melt • X-energy manufactures its own proprietary TRISO encapsulated fuel (“TRISO-X”) to ensure supply & quality control. TRISO Fuel has a 60+ year demonstrated track record through prototype and full-scale reactors • HALEU-based fuel like TRISO-X increases burnup and efficiency, which decreases costs • Because TRISO-X Fuel IS a containment vessel and is designed not to melt, the Xe-100 does not require large, expensive concrete & steel containment structures • The low reactor power density and self-regulating core design means that if cooling stops, the core naturally shuts down. This prevents the reactor from melting under foreseeable adverse conditions and requires no operator actions under such adverse conditions • Physics, not mechanical systems, ensures safety Fuel Process Step 1 Step 2 Step 3 âž” âž” âž” ~15.5% Enriched Uranium TRISO Fuel Particle TRISO-X Fuel Pebble Kernel (~1mm Diameter) (60mm Diameter) >200,000 pebbles form the    Feedstock sourced from                Uranium kernel encased in ~18,000 TRISO particles per core of each Xe-100 reactor third parties carbon and ceramic layers pebble set in graphite matrix 1) Source: Office of Nuclear Energy – TRISO Particles: The Most Robust Nuclear Fuel on Earth (July 2019) © 2023 X-Energy Reactor Company, LLC, all rights reserved 31

Fuel Facility Construction Progress Proven Fuel Demonstration Facility Construction of Fuel Facility X-energy TRISO-X Fuel Fabrication Pilot Facility at Oak Ridge National Laboratory Groundbreaking for X-energy’s TRISO-X facility in Oak Ridge, TN in October 2022 North America’s First Commercial Advanced Nuclear Fuel X-energy’s TRISO-X Pilot Facility has been operational since 2017 Fabrication Facility • Features commercial scale singular process line for X-energy TRISO-X • Submitted Category II Fuel Fabrication Facility safety related application to NRC patented fuel manufacturing process in April 2022 and the environmental report in September 2022. In November 2022, the NRC docketed and accepted the application for review • X-energy’s pilot facility employs the same techniques and technologies as those o DOE supported application for fuel facility that will be used in the fuel facility being constructed in Tennessee • Final Fuel Facility Equipment Design Layout completed in Q4 2022 • NRC is familiar with process and has visited site to observe pilot manufacturing • The Fuel Fabrication Facility is designed to handle up to 5 metric tons of uranium per year once fully built-out • Presently producing kilogram batch quantities for commercial contracts, validating TRISO-X product and increasing demand o Additional Fuel Fabrication Facilities to be staged according to demand schedule and optimal capital allocation © 2023 X-Energy Reactor Company, LLC, all rights reserved 32

North America’s First Commercial Advanced Nuclear Fuel Fabrication Facility Digital rendering of a TRISO Fuel Facility © 2023 X-Energy Reactor Company, LLC, all rights reserved 33

Q&A (Sessions 1-5)

Commercial Delivery 06 – J. Clay Sell, Chief Executive Officer Thomas Nixon, Senior Vice President, Commercial Operations

Delivery Milestones Conceptual and preliminary design phases have been completed Definition Phase Development Phase Execution Phase Conceptual Design ✓ Preliminary Design✓ Final Design Construction Commissioning ✓Complete initial design ✓Complete system • System development • Order components • System concept and system design complete and from suppliers performance architecture ✓ requirements validated validation and Verify system via testing • Site preparation operational ✓Complete simulation and performance through and non-nuclear support to other tests to verify design testing • System performance construction continue following concept for normal load- commissioning following and • System assembly transients confirmed and construction via testing • Receive • Receive construction operating license permit Design complete before beginning construction –key learning from Vogtle 3 and 4 ✓ Indicates Completed Milestone “Because each individual SMR project comes at a lower overall price tag and a shorter time to construct, deployment of SMRs involves less risk than large reactor construction” – DOE(1) 1) U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023) © 2023 X-Energy Reactor Company, LLC, all rights reserved 36

Best Practices for First-of-a-Kind Xe-100 Development Clear roles and responsibilities and leveraging the expertise of our partners will enable efficient design, procurement and construction Management is Actively De-Risking Construction ✓Keeping design standardized by utilizing 4D modeling for a build-to-print nuclear plant ✓Proactively engaging with EPCs to embed them into the design process early on to optimize constructability ✓Completing the whole design process prior to beginning any nuclear construction to avert any design-driven delays Advanced Modeling Tools Embedded EPC Partners © 2023 X-Energy Reactor Company, LLC, all rights reserved 37

Best-in-Class, Blue-Chip Suppliers X-energy has selected 27 vendors, many of whom are well-established nuclear industry suppliers, through a competitive bidding process Integrated Product Development Selected Suppliers X-energy has a signed Preferred Strategy Supplier Arrangement (PSSA) with a handful of key suppliers that furnish critical Xe-100 Fuel Handling System, Helium components and systems Circulator, Reactivity Control Shutdown System ✓X-energy owned intellectual property and designs ✓Two qualified vendors already in place for almost every system and component for the Xe-100 plant Pressure Boundary & Steam Generator ✓X-energy works with suppliers in all phases of design, equipment supply, fabrication and construction ✓Long-lead supplier list of predominantly US-based suppliers, complemented by international suppliers from Canada and Korea Constructor Services ✓Matrixed Engineering and Procurement Supply chain with 27 dedicated personnel The above Selected Suppliers have invested in X-energy © 2023 X-Energy Reactor Company, LLC, all rights reserved 38

X-energy is Pursuing Regulatory Approval with the NRC Under a Well-Established and Risk-Informed Licensing Process Regulatory Pathway 10 CFR Part 50 Pathway • Pursuing a well-established, risk-informed licensing process in the U.S. used by 1 more than 100 reactors (including nearly all currently licensed reactors) 8 Topical Reports, • Both X-energy and TerraPower independently concluded that the 10 CFR Part 50 Pre-Application Engagement 10 White Papers framework was preferred for first deployment on an accelerated timeline with an identified customer • Two-part license application approach allows for more flexible ability to change control and ownership during the construction phase 2 • Most advanced reactor applicants in pre-application have indicated to the NRC their intent to use the Part 50 framework Expect to Submit by Submit Construction Permit the End of 2023 or Licensed Nuclear Facilities in the US (First Goal Under Dow JDA) Early Next Year Major De-Risking Stage-Gate and Start 3 4 Receive of Nuclear Apply for Construction Construction Operating License Permit Customer Makes Final Investment Decision 5 Reactors 10 CFR Part 50 Operating License Subsequently Begin 10 CFR Part 52 Commissioning Part 50 Framework is the De-Risk Licensing Strategy © 2023 X-Energy Reactor Company, LLC, all rights reserved 39

Progress on U.S. Regulatory Process We believe we are a frontrunner in the deployment of advanced Key NRC Milestones reactors; current scope of work under the Dow joint development agreement includes the preparation and Q2 2022: X-energy submitted first ever Category II Fuel Fabrication facility license application to the NRC; application accepted for review in Q4 submission of the site-specific construction permit application to the NRC Submitted 8 topical reports and 10 white papers to the NRC to date The JDA supports up to $50 million in engineering work in preparation for construction permit submittal to NRC • Working with initial Xe-100 customers to complete site-specific Example Topical Reports environmental studies and Preliminary Safety Analysis Report required for licensing and submittal of construction permit application • All current pre-licensing work is being conducted to de-risk future construction permit and operating license applications to the NRC • The NRC has familiarity with high temperature gas cooled reactors from the Next Generation Nuclear Plant project and ongoing advanced reactor activities Industry leading licensing team of 15 professionals in continuous engagement with the NRC, facilitated by our close proximity to the NRC in Rockville, MD Topical reports address aspects of the Xe-100 that may be new or different for the agency. Submitting reports early in the process is meant to increase the overall efficiency of the licensing process • Once the NRC has approved a topical report, it can be relied upon in a plant-specific licensing action (subject to applicability) © 2023 X-Energy Reactor Company, LLC, all rights reserved 40

X-energy’s Achievements to De-Risk Design and Review Costs X-energy Has Made Significant Progress to De-Risk Design Our Revised Baseline Process High level of fidelity and granularity in key subsystems Summer 2022 • Completed preliminary design of key subsystems in December 2022 • X-energy selects two constructors to integrate into the two- • 800k engineering hours invested in the Xe-100 design year detailed design process to update/refine cost estimates • 250k engineering hours invested in the TRISO-X design • 117k hours invested in pre-application engagements, NRC reviews, and preparation for the ARDP construction permit Q2 – Q4 2022 application submis sion to the NRC • Reached Final Design Readiness Review (“FDRR”) milestones All major equipment suppliers integrated into design team • Two major constructors seconded with X-energy during design to • FDRR confirms a new level of design permitting cost estimates ensure constructability and helped update and refine overall with increased certainty constructability assumptions and cost estimates Q1 2023 • Constructors selected for ability to deliver optimized construction schedules, standardized advanced work packages, and the latest construction techniques and digital technology • DOE required a re-baseline of the ARDP project costs Bottoms up detailed quotes from all suppliers • Constructor estimates were received and revised program baseline was delivered to the DOE • Design progress allows for component, system and construction costs to be calculated with a much higher level of accuracy than previously possible © 2023 X-Energy Reactor Company, LLC, all rights reserved 41

Illustrative Costs to Build Advanced SMRs    FOAK to NOAK Capital Cost Reduction Lower SMR Capital Cost Reduces Single Project Risk(1) Overnight costs expected to decrease with movement along learning DOE Liftoff report acknowledges recent increase in costs and expects a curve, build-out of supply chain, and component modularization future decrease in overnight capital costs $7.1bn $2,000    Learning by Doing / $600 $4.1bn Standardization / Build Time Supply Chain $6,200 Reduction Development / Modularization / Owner’s Costs $2.0bn $3,600 $1.15bn FOAK NOAK FOAK NOAK FOAK NOAK “Subsequent nuclear projects would be expected to come down the Advanced SMR Advanced Large Light Water cost curve to ~$3,600 per kW after 10-20 deployments […] cost DOE FOAK/NOAK overnight capital Reactor cost illustratively applied to a 320 DOE FOAK/NOAK overnight capital reduction would largely be driven by workforce learnings and MWe SMR. cost illustratively applied to a 1,150 industrial base scale-up” – DOE MWe AP1000. Source: U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023) 1) Assumes target FOAK and NOAK capital cost of $6,200/kW and $3,600/kW, respectively, inclusive of 30% ITC. Overnight capital costs rounded to the nearest $50mm © 2023 X-Energy Reactor Company, LLC, all rights reserved 42

Key Factors Contributing to Increased Cost Estimates Macro Factors Scope and Design Factors Historically high inflation and increasing Period of performance and scope interest rates impacting key components increases associated with additional Historic Dow and construction materials steam and power use case for Dow Inflation Partnership Potential Mitigant: Broad-based goods inflation Potential Mitigant: Cost savings from Seadrift or is easing as a result of Fed rate hikes Dow’s engagement not factored into analysis Persistent impact of the COVID-19 Additional resources required to induced supply chain difficulties leading streamline licensing pathway Supply Chain Regulatory to bottlenecks Potential Mitigant: Current pre-licensing work Challenges Requirements Potential Mitigant: Global supply chain pressures expected to partially de-risk future permitting and are easing as COVID lockdowns have ended licensing applications Updated estimates from our construction Higher than expected labor costs partners due to additional detail on plant Construction Increased Potential Mitigant: Wage inflation is expected to design Costs Complexity slow due to historic pace of Fed rate hikes Potential Mitigant: Updates relate to expected industrial applications for initial deployment Revised ARDP Cost Estimate $4.75 – 5.75 billion(1) ~15 – 17.5% Costs Assumed by X-energy(2) Note: X-energy and other SMR companies are actively engaged in discussions with the DOE regarding updated cost developments 1) Includes costs related to the design and licensing process, first reactor, and fuel facility 2) As of March 31, 2023, the U.S. government has awarded ~$1.2bn of funding under ARDP. Estimates assume government funding will increase due to strong support for ARDP. However, there can be no assurances that such funding will be obtained at the expected levels, or at all. Termination of ARDP or insufficient funding under ARDP or from any other source could have a material adverse effect on our business, financial condition, results of operations and cash flows © 2023 X-Energy Reactor Company, LLC, all rights reserved 43

Use Cases & Customer Pipeline 07 – Dr. Benjamin Reinke, Vice President, Global Business Development

Versatility Creates Opportunity for New Nuclear Applications X-energy is targeting end-markets beyond just conventional power generation to satisfy diverse decarbonization needs Conventional High-Temperature Power Steam for Generation Industrial Use Replace & Canadian Oil Sands Re-Use Legacy Decarbonization Coal Sites Clean Critical 24/7 Hydrogen Data Center Production Power 24/7 Power for Load Following to Remote Sites Complement Xe-1 Mobile Renewable Use © 2023 X-Energy Reactor Company, LLC, all rights reserved 45

Versatility Creates Opportunity for New Nuclear Applications (Cont’d) Xe-100 could enable bespoke solutions for the world’s most challenging decarbonization efforts Repurposes Coal Facilities Supports Industrial Applications Enables Clean Hydrogen Production DOE identified ~315 operating and retired X-energy can provide cost-competitive, X-energy can provide clean electricity to coal plant sites (~260 GWe) in 2022 as carbon-free process heat and power to power Hydrogen Hubs candidates for a coal-to-nuclear transition industrial facilities • Nuclear overnight costs could decrease by ~15- • Transportation and industry comprise >50% of US • Hydrogen has the potential to become one of the 35% vs. greenfield construction projects through emissions, 2x that of the electricity grid principal fuels in a low-carbon economy, but it is reuse of coal facility infrastructure highly energy intensive to produce • Potential to increase regional economic activity by • Compared to the intermittent sources of wind and up to $275 million and add hundreds of permanent solar energy, the Xe-100 can provide a reliable jobs to the region while decreasing greenhouse source of energy to power the production of pink gas emissions by 80%+ hydrogen Source: Office of Nuclear Energy – “DOE Report Finds Hundreds of Retiring Coal Plant Sites could Convert to Nuclear” (September 2022); DOE – “Investigating Benefits and Challenges of Converting Retiring Coal Plants into Nuclear Plants” (September 2022); EPA – “Sources of Greenhouse Gas Emissions” (August 2022) © 2023 X-Energy Reactor Company, LLC, all rights reserved 46

Meaningful Customer Support Industry leaders in both power generation and industrial applications recognize the Xe-100’s ability to facilitate decarbonization OPG is the third largest utility in Canada and one of Energ power Grant County Public Utility District (“GCPUD”) is a the largest, most diverse power producers in North joint operating agency and a premier provider of member of Energy Northwest and a public utility in America carbon-free electricity Washington state On July 12, 2022, OPG and X-energy signed a Energy Northwest remains committed to deploying GCPUD is considering a deployment of the Xe-100 framework agreement to deploy Xe-100 reactors advanced nuclear technology in Washington state in Grant County by 2032, after a competitive for industrial applications in Canada selection process Energy Northwest expects to build the Xe-100 on the site of its WNP-1 reactor project, located within Grant County is seeking new sources of reliable, OPG is the first utility to announce intention to the Hanford Nuclear Reservation in eastern affordable and emissions-free electricity to support promote application of SMR’s to industrial heat Washington its rapidly growing population, which has outpaced applications Energy Northwest has received considerable the U.S. annual growth rate 28 out of the last 30 project interest from both utility and industrial years, and continued strong demand from OPG has made multiple investments into X-energy customers – with a fast-approaching need for new commercial customers like data centers and has a board seat, demonstrating OPG’s commitment to X-energy’s future success sources of carbon-free energy – and the agency remains focused on pursuing a deployment this decade “Working with X-energy on the Xe-100, we can help “The X-energy Xe-100 is Energy Northwest’s “We’ll learn from the lessons of this first deployment heavy industry reach climate change goals by preferred small modular reactor technology” with Dow, so that we may quickly follow with our Xe-using clean, safe electricity and high temperature 100 plant in Grant County by 2032” steam efficiently produced through evolutionary nuclear technology” – Ken Hartwick, OPG President and CEO – Bob Schuetz, Energy Northwest CEO – Kevin Nordt, GCPUD’s Chief Resource Officer Source: Grant County Economic Development Council © 2023 X-Energy Reactor Company, LLC, all rights reserved 47

Growing Customer Pipeline X-energy’s current pipeline represents 30+ estimated opportunities across a variety of use cases and geographies Tier I – Advanced Partnerships In active negotiations with six parties, each with unique use cases Confidential Confidential European Utility U.S. Utility Signed joint development Signed framework Xe-100 is preferred SMR Considering deployment of Looking to replace legacy Focused on meeting site agreement to support the agreement to deploy Xe- technology, and is Xe-100 in Grant County by (Generation II) nuclear demand needs and development and 100s at industrial sites in committed to deploy 2032 assets modular scalability over commercial demonstration Ontario and throughout advanced nuclear technology time of the country’s first Canada in Washington state advanced nuclear reactor Classification Potential Customers Proposed Use Cases Customer Geography Advanced Partnerships Tier I 6 Parties In negotiations with five parties, each with unique use cases Electricity Industrial Heat Actively Engaged Coal Replacement Tier II 7 Parties In discussions on potential project specifications Hydrogen Mining Early Discussions Data Center Tier III Pursuing customer with multiple conversations to assess the Xe- 22 Parties 100 as a decarbonization solution 30+ Parties © 2023 X-Energy Reactor Company, LLC, all rights reserved 48

Q&A (Sessions 6-7)

Financials & Unit Economics 08 – Mark Mize, Senior Vice President & Chief Financial Officer Sam Levenback, Vice President, Corporate Development

Capex light, Services-Driven Business Model Drives Attractive Financial Metrics Project Services Description Licensing fees for use of proprietary Xe-100 technology Reactors Licensing Fee X-energy to coordinate assembly & construction support with customers and 3rd party vendors – X-energy is not anticipated to hold inventory associated with assembly & construction With knowledge and expertise on licensing, Project Planning construction, procurement and other processes, X-energy intends to provide customers with a suite of Regulatory Support value-added services during development of the Services Procurement Support reactor Ongoing Long-Term Expected to generate long-term recurring revenue Services streams (including ongoing maintenance, operator training, etc.) through the 60+ year life of a facility X-energy to provide customers with initial fuel load and intends to also generate additional long-term recurring revenue streams from TRISO-X required to Initial Fuel Load refuel plants for the 60+ year life of a facility Fuel X-energy does not intend to bear any inventory risk Annual Refueling associated with uranium or fuel and instead provides services for customers X-energy has no responsibility for management of spent fuel © 2023 X-Energy Reactor Company, LLC, all rights reserved 51

Illustrative Unit Economics: Xe-100 4-Pack (320MWe) Timing Estimated Cash Revenue Category Gross Margin (1) T-6 T-5 T-4 T-3 T-2 T-1 COD T+1ïƒ† LT FOAK NOAK Xe-100 Licensing Fees 100% $75mm $250mm 20% 20% 60% Fuel Initial Load 5-10% $120-130mm $95-105mm 100% Refueling 5-10% $20-30mm / Yr. $20-30mm / Yr. Services Project Planning ~25% ~$10mm / Yr. ~$10mm / Yr. Regulatory & Procurement Support 7-9%(2) ~$300mm / Yr. ~$250mm / Yr. Commissioning Support 60-70% $90-100mm $80-90mm 100% Long-Term Services ~20% ~$7mm / Yr. $4-5mm / Yr. Note: Assumes 60-year life of plant 1) Model assumes X-energy achieves NOAK status after 25 reactors are put into commercial operation (with each Xe-100 4-Pack including 4 reactors) 2) Management would expect to capture the higher end of the estimated gross margin range on NOAK deployments while the majority of procurement cost savings are still passed on to the customer © 2023 X-Energy Reactor Company, LLC, all rights reserved 52

Illustrative Unit Economics: Xe-100 4-Pack (320MWe) (Cont’d) ILLUSTRATIVE 4-PACK REACTOR (320MWe) ECONOMICS 60-Year Life ($USD in millions) T-6 T-5 T-4 T-3 T-2 T-1 COD T+1 LT of Plant Licensing Fee—$50 $50 — — $150—$250 Fuel — — — 125 25 1,450 1,600 Services 10 10 250 250 250 250 90 5 261 1,375 Revenue $10 $60 $300 $250 $250 $250 $215 $180 $1,711 $3,225 Licensing Fee—$50 $50 — — $150—250 % Gross Margin 100% 100% 100% 100% Fuel — — — 9 2 109 120 % Gross Margin 8% 8% 8% 8% Services 3 3 23 23 23 23 56 1 52 204 % Gross Margin 25% 25% 9% 9% 9% 9% 63% 20% 20% 15% Gross Profit $3 $53 $73 $23 $23 $23 $66 $153 $161 $574 % Gross Margin 25% 88% 24% 9% 9% 9% 31% 85% 9% 18% Note: Illustrative 4-pack of Xe-100s (320 MWe) economics assume mid-point of estimated gross margins and cash revenues, NOAK status achieved and 60-year life of plant © 2023 X-Energy Reactor Company, LLC, all rights reserved 53

Delivery Schedule & Other Key Assumptions COD Schedule Range(1) Other Key Assumptions 20 • The ARDP grant and compensation from our partner are treated as revenue, with the Company expecting to recognize ~$4.0-4.75bn of revenue vs. ~$4.75-5.75bn of total program costs incurred from 2023 to 2029(2,3) o The expected revenue is split, with ~$1.2bn of government funding awarded to 16 date and the remaining revenue assumed to come from the government and our partner(4) 14 o ~82.5-85.0% of total ARDP costs expected to be incurred in 2024-2028 as ARDP enters the procurement and construction phase ARDP o ~15.0-17.5% of program costs are not assumed by the government or our 12 12 ARDP partner but instead are costs to us. Of this amount, ~80.0-85.0% is expected to be incurred between 2023-2025 10 o Upon completion of ARDP, X-energy is expected to have finished (i) the design of the Xe-100, (ii) licensing of a 4-pack of Xe-100 reactors, (iii) the assembly 7 and construction of the first 4-pack of Xe-100 reactors and (iv) the licensing and the construction of a 5 MTU Fuel Fabrication Facility (additional Fuel Fabrication Facilities to be staged according to demand schedule and optimal capital allocation) 5 • Target annual capital expenditures of 3-7% of total revenue (excluding 2 ARDP) beginning in 2028(5) Other • SG&A of 1.0-1.5% on commercial sales (excluding ARDP)(6) 1 • FCF breakeven estimated to be achieved upon receiving pre-COD revenue related to the first 1-3 Xe-100 4-pack commercial sales(7) Year 0 Year 2 Year 4 Year 6 Steady-State Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting 1) Represents COD schedule range for a 4-pack of Xe-100s (320 MWe) in terms of number of 4-packs reaching COD per year 2) Substantially all of the ARDP program costs are anticipated to be realized by 2029; anticipate program costs related to commissioning and reserves in 2030 3) As of March 31, 2023, the U.S. government has only awarded ~$1.2bn of funding under the ARDP and will need to increase the amount awarded under the ARDP or provide funding from another source in order for the Company to recognize the expected revenues described above. While the Company believes government funding will increase due to strong support for the ARDP, there can be no assurances that such funding will be obtained at the expected levels, or at all. The termination of the ARDP or lack of sufficient funding under the ARDP or from any other source could have a material adverse effect on our business, financial condition, results of operations and cash flows 4) Terms of cost sharing agreement subject to ongoing negotiations with X-energy’s partner; assumes ARDP funding remains proportional, which is subject to negotiation with DOE and future authorization and appropriation processes, the outcome of which are uncertain 5) Target capital expenditures expected to support the build-out and maintenance of fuel facilities to manufacture TRISO-X fuel. Statements of expectations constitute forward-looking statements, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management and are based upon assumptions with respect to future decisions and expectations regarding cost, material availability and other assumptions, which are subject to change. Actual results may vary and these variations may be material. Nothing in this presentation should be regarded as a representation by any person that these expectations will be achieved and the Company undertakes no duty to update its expectations 6) SG&A costs are assumed in the projected ARDP program costs 7) Excluding the ARDP project © 2023 X-Energy Reactor Company, LLC, all rights reserved 54

Transaction Overview Summary Illustrative Pro-forma Valuation â–ª Pre-money equity value of $1.8 billion in the SPAC merger, reflecting $1,697 Transaction Share Price $10.00 million of X-energy Equity Rollover and $103 million of Series C-2 Financing Pro-forma Shares Outstanding                232 â–ª $103 million secured from investors in a private round of financing (“Series Equity Value $2,321 C-2 Financing”), including $30 million from Ares and $73 million from OPG, Segra Capital Management and others (-) Pro-forma Net Cash(4) (442) (1) â–ª $20 million PIPE commitment by Ares Management (the “PIPE Financing”)(1) (+) Preferred Equity 20 â–ª All net proceeds raised will go to the balance sheet Enterprise Value $1,899 â–ª For illustrative purposes, the sources and uses below reflect the Series C-2 (5,6) Illustrative Pro-forma Ownership (%) at Closing Financing, PIPE Financing and SPAC Transaction as if they closed at the same time (7)Series C-2 Ares 4% Sources ($ in millions, except per share values) 4% AAC Cash-in-Trust(2) $485 Series C-2 Financing(3)                103 SPAC Existing (1) Shareholders PIPE Financing                20 20% X-energy Equity Rollover                1,697 Total Sources $2,305 Uses Rollover Equity X-energy Equity Rollover $1,697 72% Cash to Balance Sheet                515 Estimated Transaction Fees                93 Total Uses $2,305 Note: Ares Acquisition Corporation (“AAC”), Ares Management Corporation (“Ares Management”) and its affiliates and/or investment vehicles are collectively referred to herein as “Ares” 1) Assumes minimum PIPE Commitment given proceeds from Cash-in-Trust, PIPE and Series C-2 Financing greater than $400 million. For proceeds less than $400 million, X-energy receives PIPE commitment from Ares Management up to $45 million 2) Based on the Cash-in-Trust as of March 31, 2023. Illustrative, as if no AAC shareholders exercise their redemption rights to receive cash from the trust account at closing 3) Investors in the Series C-2 Financing will receive consideration in the SPAC merger on terms that are 10% more favorable than those on which potential investors may invest and any such discount and PIK interest expense associated with the C-2 will be absorbed by existing X-energy equity holders 4) Calculated using $30 million of existing debt and $54 million of existing cash as of March 31, 2023, per unaudited financials, and $418 million net cash from the SPAC transaction 5) Per the executed Business Combination Agreement, between AAC and X-energy, AAC’s sponsor, Ares Acquisition Holdings LP (“Sponsor”), will forfeit a portion of its promote shares in the event of shareholder redemptions 6) Assumes $10 share price, excludes impact of warrants, earn-outs and high-vote shares to be held by certain rollover equity holders, which will entitle such holders to 10 votes per share 7) Includes Ares Management’s shares purchased and committed in the Series C-2 Financing (upon conversion) and Sponsor’s Promote shares © 2023 X-Energy Reactor Company, LLC, all rights reserved 55

Pro Forma Capitalization Pro Forma Equity Ownership Pro Forma Capitalization as of March 31, 2023(4,5) Strike Number of % Ownership Transaction Price Shares Basic* ($ in millions) Pre-Money Adj. Pro-Forma Basic Shares Cash(6,7) $54 $418 $472 AAC Public Shareholders                 47.0 20.2% Existing X-energy Investors(1)                180.0 77.5% BNY Line of Credit 30 – 30 Live Oak Credit Facility – – – AAC Founder Shares 5.1 2.2% Net Debt ($24) ($418) ($442) Basic Shares Outstanding 232.1 100.0% Preferred PIPE – $20 $20 Other Potentially Dilutive Securities (2) Net Debt incl. Preferred Equity ($24) ($398) ($422) Existing X-energy Earnout $12.50 / $17.50 52.5 AAC Founder Shares Earnout(2) $12.50 / $15.00 8.8 Total Equity Value $1,800 $521 $2,321 Public Warrants $11.50 20.0 Total Capitalization $1,776 $1,899 AAC Private Placement Warrants $11.50 8.6 Preferred PIPE(3) $10.00 2.0 Fully-Diluted Shares Outstanding 324.0 *Amounts may not sum due to rounding Note: Pro forma capitalization and equity ownership is illustrative, as if no AAC shareholders exercise their redemption rights to receive cash from the trust account at closing 1) Includes Ares Management’s shares purchased and committed in the Series C-2 Financing (upon conversion) 2) The Existing X-energy Earnout shares vest in equal installments at share price thresholds of $12.50 and $17.50 while the AAC Founder Shares Earnout vest in equal amounts at share price thresholds of $12.50 and $15.00 3) Assumes the PIPE securities will be convertible into common stock at a $10.00 conversion price 4) Per the executed Business Combination Agreement (“BCA”), between AAC and X-energy, AAC’s sponsor, Ares Acquisition Holdings LP, will forfeit a portion of its promote shares in the event of shareholder redemptions 5) Assumes $10 share price, excludes impact of warrants, earn-outs and high-vote shares to be held by certain rollover equity holders, which will entitle such holders to 10 votes per share 6) Pro-forma cash calculated using $54 million of existing cash as of as of March 31, 2023, per unaudited financials, and $418 million net cash from the SPAC transaction 7) Includes $93 million in estimated transaction fees © 2023 X-Energy Reactor Company, LLC, all rights reserved 56

Q&A (Financials & Unit Economics)

Thank you

Appendix

Endnotes Infrastructure Investing Accolades Note: There may be other award categories for which Ares, its funds or its portfolio companies were considered but did not receive awards. The awards noted herein relate only to selected funds/strategies and may not be representative of any given client’s experience and should not be viewed as indicative of Ares’ past performance or its funds’ future performance. All investments involve risk, including loss of principal. 1) Infrastructure Investors selected Ares Infrastructure Opportunities for Private Lender of the Year – Global, Renewables Investors of the Year – North America, Renewables Deal of the Year – Global (Apex Clean Energy) for the year 2021. Ares received the awards represented by survey participants that voted independently. In addition, survey participants could nominate another firm not listed in the category. Infrastructure Investors is a publication that covers the flow of private capital into infrastructure projects around the world, as published by PEI, which is a group focused exclusively on private equity, private debt, private real estate and infrastructure and agri-investing. Ares was selected as the winner of the aforementioned awards through a selection process by those persons choosing to vote in each category, which may include firms that submitted for awards, but which are not allowed to vote for themselves. Ares did submit for these categories but did not pay a fee to participate in the selection process. The selection of Ares Infrastructure Opportunities to receive these awards was based in part on subjective criteria and a potentially limited universe of competitors. 2) Power Finance & Risk (PFR) selected Ares Infrastructure Opportunities for Private Equity Sponsor of the Year, and Credit Fund Manager of the Year for the year 2020. Ares received the awards represented by survey participants that voted independently. PFR provides news, analysis, proprietary data and perspectives on financing and M&A in the power and utilities industries and alternative energy firms, covering the Americas. Ares was selected as the winner of the aforementioned awards through a selection process by unprecedented judging panel comprising 45 senior market participants from across project development, banking, law and investing. The PFR editorial team combined the feedback obtained in these interviews with PFR’s own reporting and data to determine the final winners. Ares did submit for categories but did not pay a fee to participate in the selection process. The selection of Ares Infrastructure Opportunities to receive these awards was based in part on subjective criteria and a potentially limited universe of competitors. IRA Potential Value Creation Assumptions 1) Eligibility requirements: Applies to qualified facilities placed in service after 2024 and the construction of which generally begins before 2034, facility’s greenhouse gas emission rate cannot exceed zero, electricity must be produced in the U.S. and sold to “unrelated persons,” facility meets U.S. Labor Department “prevailing wage” and “apprenticeship” standards â–ª Projects that start construction after the following “applicable year” are subject to a four-year phase-out beginning the later of (i) the date that the U.S. Secretary of Energy determines that annual greenhouse gas emissions from electrical generation is equal to or less than 25% of emissions in 2022 or (ii) 2032 â–ª The “prevailing wage” and “apprenticeship” standards will be deemed to be met if projects “began construction” earlier than 60 days after the Treasury issued relevant guidance 2) Eligibility requirements: Applies to qualified facilities placed in service after 2024 and the construction of which generally begins before 2034, facility’s greenhouse gas emission rate cannot exceed zero and facility meets U.S. Labor Department “prevailing wage” and “apprenticeship” standards. Credits are subject to recapture if eligibility requirements are not maintained or if the facility is sold â–ª Projects that start construction after the following “applicable year” are subject to a four-year phase-out beginning the later of (i) the date that the U.S. Secretary of Energy determines that annual greenhouse gas emissions from electrical generation is equal to or less than 25% of emissions in 2022 or (ii) 2032 â–ª The “prevailing wage” and “apprenticeship” standards will be deemed to be met if projects “began construction” earlier than 60 days after the Treasury issued relevant guidance 3) 8,760 hours in a non-leap year times 1,000 kW per MW 4) Shown in 2022 dollars. Tax credit will step-up annually with inflation. No inflation shown above 5) X-energy assumption not explicitly included in IRA; similar provisions have been included in prior renewables tax credit programs © 2023 X-Energy Reactor Company, LLC, all rights reserved 60